AMENDING AGREEMENT TO
LEASE PURCHASE AND SALE AGREEMENT, DATED MAY 11, 2004

THIS AMENDING AGREEMENT is dated for reference May 19, 2004

BETWEEN:

SCARAB SYSTEMS, INC., a Colorado company whose address is 528-666 Burrard Street, Vancouver, B.C. Canada,

(hereinafter called "Scarab")

OF THE FIRST PART

AND:

METHANE ENERGY CORP., an Oregon company whose address is 200 Adams Street, Coquille, OR 97427, which is a wholly owned subsidiary of Scarab.

(hereinafter called "Methane")

OF THE SECOND PART

AND:

GEOTRENDS-HAMPTON INTERNATIONAL LLC, a Washington limited liability company whose address is #21514 SE 254th Place, Maple Valley, WA 98038,

(hereinafter called "GHI")

OF THE THIRD PART

WHEREAS:

A. Scarab, Methane and GHI entered into an agreement entitled the "Lease Purchase and Sale Agreement" dated May 11, 2004 (the "Lease Agreement"); and

B. Scarab, Methane and GHI wish to amend the Lease Agreement on the terms and conditions set out in this Amending Agreement;

NOW THEREFORE this Amending Agreement witnesseth that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Scarab, Methane and GHI, the parties covenant and agree with each other as follows:

1. Scarab, Methane and GHI agree that clause 4.1(c) of the Lease Agreement is revoked and replaced with the following:

4.1(c) Cash Consideration Instalment Three. On the day Scarab receives a minimum of $400,000.00 in equity financing which closes after May 25, 2004, and which shall occur on or before July 15, 2004, Scarab shall pay GHI the final non-refundable payment of $200,000.00 of the Cash Consideration via wire transfer as GHI instructs in writing;

2. In all other respects, the Lease Agreement remains in full force and effect.

IN WITNESS WHEREOF the parties have executed this Amending Agreement in accordance with their respective requirements therefor as of the date first above written.

SCARAB SYSTEMS, INC.

Per: /s/ Lou Hilford
Authorized Signatory

METHANE ENERGY CORP.

Per: /s/ Steve Pappajohn
Authorized Signatory

GEOTRENDS-HAMPTON INTERNATIONAL LLC

Per: /s/ Steve Pappajohn
Authorized Signatory